Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Baldwin & Lyons, Inc. (the "Company") on Form 10-Q for the quarterly period ending September 30, 2017 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, W. Randall Birchfield, Chief Executive Officer & President, and William C. Vens, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 8, 2017

/s/ W. Randall Birchfield
W. Randall Birchfield,
Chief Executive Officer & President

/s/ William C. Vens
William C. Vens,
Chief Financial Officer